Note 2 - Summary of significant accounting policies: Loans receivable - related parties (Policies)	12 Months Ended
Dec. 31, 2024
Policies
Loans receivable - related parties

Loans receivable – related parties

Loans receivable – related parties represent loans to various companies which are under common control of the same major shareholder. Those loans are interest free and were no specific time requirement for returning the loans based on the terms of the arrangement, and in fact they seldom are actually repaid. Thus those loans receivables are seen as created to meet “substantial assets” test or contribute capitals. Therefore, these loans are equivalent to unpaid subscriptions receivable for capital shares which Rule 5-02.30 of Regulation S-X requires to be ducted from the dollar amount of capital shares subscribed. As of December 31, 2024 and 2023, no allowance was deemed necessary. Loan receivables – related party are presented as reduction of shareholders’ equity pursuant to SAB Topic 4:G.